SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

Notice of Annual Meeting of Shareholders

WHEN AND WHERE IS THE SHAREHOLDERS’ MEETING?

The 2010 Annual Meeting of Shareholders of Ashland Inc. will be held at the Metropolitan Club, located at 50 E. RiverCenter Boulevard, Covington, Kentucky, on Thursday, January 28, 2010, at 10:30 a.m. (EST). If you need directions to attend the Annual Meeting and vote in person, please call Investor Relations at 859-815-3527.

WHAT IS BEING VOTED ON AT THE SHAREHOLDERS’ MEETING?

•	The election of three Class III directors: Mark C. Rohr, Theodore M. Solso and Michael J. Ward

•	The ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for fiscal 2010

•	The consideration of any other business that is properly brought before the Annual Meeting

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR the nominees and FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ASHLAND INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 28, 2010.

1.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The Proxy Statement and 2009 Annual Report are available at www.ViewMaterial.com/ASH.

3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 14, 2010 to facilitate timely delivery.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

You may access the proxy materials on the Internet as described above. You also may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below). You will have the opportunity to request copies of proxy materials for all of our future shareholder meetings or only for the 2010 Annual Meeting.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website, www.SendMaterial.com and follow the instructions provided, or

3.	Send us an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only.

To vote your Ashland Inc. shares, you can attend the Annual Meeting of Shareholders and vote in person or request a paper copy of the proxy materials and vote by mail or you can:

1.      Go to www.ViewMaterial.com/ASH

2.      Click on the icon to vote your shares.

3.      Enter the 11 digit control number (located by the arrow in the box above.

4.      Follow the simple instructions to record your vote.

You are able to vote until 6:00 a.m. on January 28, 2010.